CommerceTel

Company Overview

January, 2011

Legal Disclaimer

Included herein are certain forward-looking statements. All statements, other than statements of historical facts, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements involve assumptions and are subject to known and unknown risks and uncertainties that could cause actual results or performance to differ materially from those expressed or implied by such forward-looking statements. Although we believe that the assumptions reflected in forward-looking statements are reasonable, we can give no assurance that such assumptions will prove to have been correct. You should also know that forward-looking statements are not guaranties of future performance and are subject to risks, uncertainties and assumptions. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within our forward-looking statements.

The industry and market data presented herein are inherently estimates and are based upon third-party data as well as information derived from the Company's own internal estimates. While the Company believes that these data are reasonable, in some cases these data are based on others' estimates and cannot be verified by the Company. Accordingly, readers are cautioned not to place undue reliance on the industry and market data included herein.

Mobile: The Next Computing Cycle


Morgan Stanley
Next Major Computing Cycle - Mobile Internet
New Companies Often Win Big in New Cycles While Incumbents Often Falter
1960s
Mainframe Computing
New Winners
IBM
NCR
Control Data
Sperry
Honeywell
Burroughs
1970s
Mini Computing
New Winners
Digital Equipment
Data General
HP
Prime
Computervision
Wang Labs
1980s
Personal Computing
New Winners
Microsoft
Cisco
Intel
Apple
Oracle
EMC
Dell
1990s
Desktop Internet Computing
New Winners
Google
AOL
eBay
Yahoo!
Yahoo! Japan
Amazon.com
Tencent
2000s
Mobile Internet Computing
New Winners
?

CommerceTel

The Mobile Future

"Mobile Internet Will Soon Overtake Fixed Internet…"

"…adoption of the Apple devices is taking place more than 11 times faster that of AOL, and several times as fast as that of Netscape."

"Rapid Ramp of Mobile Internet Usage Will be a Boon to Consumers and Some Companies Will Likely Win Big (Potentially Very Big) While Many Will Wonder What Just Happened."

- Mary Meeker
  - Renowned Morgan Stanley analyst (Netscape & Google IPOs)
  - Meeker was named "one of the ten smartest people in tech" by "Fortune" magazine in 2010
  - Recently left Morgan Stanley for VC powerhouse Kleiner Perkins

CommerceTel Leadership

5 Years of Industry Leadership…

Feb '06	Founded with vision of universal cloud-based solution for all mobile interfaces…
Jun '07	NBC Universal leverages CTel platform to bring mobile to hit series "Heroes"
Dec '07	NPR leverages CTel technology to bring NPR audio content to mobile phones
2008	'08 presidential campaigns tap CTel to enable on-demand mobile political solutions
Feb '09	Breakthrough technology powers millions of SMS votes in 10 minutes for NBA Dunk Contest
2009	Sybase awards CTel 2009 Innovator of the Year Award
Nov '10	Entry to Public Markets (OTCBB: MFON)

Innovator of the Year
CommerceTel
Sybase TechWave Symposium 2009
Sybase Innovator Awards 2009

Mobile Marketer of the Year
CommerceTel
2008
Mobile Marketer Daily

2008 Global Award Finalist
CommerceTel
mma mobile marketing association

CommerceTel

CommerceTel Advantage

Mobile consumers are a global, fragmented audience engaging their mobile device via several mediums; text messaging, phone calls, the mobile web, and apps...



Global Reach


SMS
MMS
CALL MOBILE
APPS

All Mobile Modalities


C4

One Solution

CommerceTel's technology enables brands and enterprises to reach the mobile consumer **whenever**, **wherever**, and **however** they choose, all from a single, comprehensive, enterprise-grade service...

CommerceTel

Past and Present Clients Include…

UNIVERSAL
UNIVERSAL MUSIC GROUP

NBC UNIVERSAL

Disney

Turner
A TimeWarner Company

usa network

SONY PICTURES

NBA

CNN

VISA

npr

Six Flags
America's Favorite Thrills

verizon

MTV
MUSIC TELEVISION

Management

- **Dennis Becker, President & CEO**
  - 13 year tech startup veteran
    - Raised over $10M
    - CEO, Frontieric Corp.; CEO Bexel Technologies
  - Patent holder
    - Patent #7,746,987
    - Second fastest US patent ever granted, fastest Telecommunications patent ever granted by the USPTO (79 Days)
  - Forged major new business relationships with NBC, NPR, Sony Pictures, and other strategic accounts
  - Computer Science, University of Oregon, Honorable Discharge, United States Air Force

- **Alex Shah, CTO**
  - CTO, FaceDouble; SVP R&D, Blue Titan Software; CTO, VelociGen
  - Holder of Six Patents; 7,746,987; 7,668,348; 7,599,527; 7,587,070, 7,450,740; 7,428,321
  - B.A. Computer Science, B.S. Biochemistry, UC San Diego; M.S. Biochemistry, UC Los Angeles

- **Todd Parker, CFA, VP Corporate Development**
  - 20 year M&A Veteran in mobile
  - Managing Director, Hidden River
    - Completed over 10 transactions in the mobile space since 2003
  - AirTouch, PacTel, Vodafone and Verizon
    - Managing Director-M&A reporting to CEO; 40 Transactions including phased merger with US West ($13.5B)
    - General Manager Northern California, Paging Group, 175-employee unit
    - VP Marketing, New Product Development For Paging Group
  - B.S. in Communications and Entrepreneurship from Babson College

Management

- **Paul Meyer, CFO**
  - 20+ years of successful experience in analyzing existing operations and implementing strategies to improve organizational performance
  - President/COO of Shuffle Master, Inc., (NASDAQ: SHFL) a global gaming technology supplier, 2003-2008
  - Played an instrumental role in growing a company's revenue growth from $58M to $200M in a five-year span; led negotiations for major acquisitions in the United States, Austria, and Australia to expand the company's product offerings and to significantly increase international business. (Shuffle Master Inc.)
  - Restructured product development processes and implemented a turnaround plan to achieve a cash flow improvement of $50M over one year. (Virgin Interactive Entertainment Inc.)
  - B.S. Accounting (Summa Cum Laude), CW Post College
- **Brad Morrow, VP Product Development**
  - Director Mobile Products, National Basketball Assoc. (NBA); InterVU; Akamai; Glowpoint Networks
  - B.S. Mathematics, UC Berkeley

CommerceTel

Board of Directors

- **Dennis Becker, Chairman/CEO**
- **Doug Schneider**
  - CEO of Genea Energy, 2007-2010
  - Investment Advisor, Pelion Partners, 2001-Present
  - Director of MX Logic (acquired by McAfee) 2005-2009
  - President of Verio's SME Hosting Division through to acquisition by NTT for $5.5B
  - MBA Kellogg, Northwestern, BS Mechanical Engineering UC Davis
- **David Souaid, Director**
  - President of SterlingCard Payment Solutions
  - Senior VP, Sales and Marketing of Optimal Payments, Inc. from 1999-2008
  - Director of SterlingCard Payment Solutions and Mercantile Advance Corp since 2008
  - B.A. Political Science, Mount Allison University
- **Fraser Clarke, Director**
  - President/COO of Herbal Magic, a weight loss company, since 2009
  - COO of NLRC, an oil and gas refinery, from 2008-2009
  - CEO of the Hair Club, a hair restoration company, from 2005-2008
  - Holds a business degree, Memorial University
  - Chartered Financial Analyst

Mobile Big > Mobile Advertising Bigger

There are more mobile devices than there are any other medium used by advertisers…



Number of Users World-Wide
Mobile
4.6B
Television
1.4B
Home Phone
1.2B
PC, Laptop, Notebook
1B
Internet
801M
Newspapers
160M

Mobile Advertising Catching Online

Mobile Advertising is quickly closing in on online advertising.



U.S. Online Marketing and Mobile Marketing Spending, 2006-2014
Total Online Marketing $
Mobile Marketing $
$28.6
$38.6
$44.1
$43.9
$54.5
$59.8
$66.0
$72.4
$80.0
$0.8
$1.1
$1.6
$2.7
$9.0
$16.4
$26.6
$39.8
$56.6
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Borrell Associates, 2010

CommerceTel

Mobile Advertising: Messaging Volume


US Mobile Ad Spending, by Format, 2009-2014
(in millions)
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
2009
2010
2011
2012
2013
2014
Video
Search
Display
Messaging

CommerceTel

Mobile Advertising: Looking for Reach

Only SMS gives advertisers the reach they need when targeting their customers…



Mobile Data Applications Used in the Past 30 Days
58%
28%
20%
17%
13%
20%
10%
10%
6%
SMS/Text Msg
MMS/Picture Msg
Internet
Ringtone DL
Software/App DL
Game DL
LBS/GPS
Content Uploads
Video/Mobile TV

Source: The Nielsen Company, Global Device Insights Report Q1 2009

CommerceTel

The Opportunity

- CommerceTel technology has been utilized by brands to engage over **4 MILLION unique consumers across 15 MILLION transactions to date**
    - **We power Presidential, Congressional, and Governmental mobile campaigns**
    - **CNN engages viewers mobile phones daily with CommerceTel technology**
    - **Disney and NPR both have utilized CommerceTel to distribute audio content to mobile phones**
- Our proprietary technology has broken down the time and cost barriers associated with marketing to mobile phones
- Phase two of our technology and product strategy will be the release of the industry's first multi-modal personalization solution yielding an unprecedented profile of each individual consumer


HEALTH CARE
SECOND 100 DAYS
HEALTH CARE
SECOND 100 DAYS
NEW DEVELOPMENTS
LIVE
CNN




VOTE NOW
ONLINE AT:
CNN.COM/REPORTCARD
BY PHONE:
1-888-GRADE-09
1-888-472-3309
TEXT YOUR GRADE TO:
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LIVE

CommerceTel

One Platform, Endless Vertical Apps

C4 Powered Solutions

Sales/Fleet Automation

- Real-time data reporting via SMS
- On-demand data query via SMS/IVR/Mobile Web
- Mobile POS
- Intelligent Alerts
- Mobile Order Automation

Banking

- Fraud prevention
- Mobile CRM
- Account, service alerts via SMS, IVR
- SMS/Tele banking
- Mobile marketing

Education

- Campus alerts
- Social networking
- Student support via SMS/IVR
- Information on-demand via SMS/IVR
- Parent alerts via SMS

Retail: Mobile Coupon User Flow



Rachel sees an offer in her magazine for some great boots at Selfridges



She texts in to receive the special discount offer


Special price
Boots Offer
Voucher ID
1234 5678

Straight away she receives her mobile discount voucher by SMS



The boots look great when she tries them on instore



She uses her mobile voucher to get her discount on the boots



Rachel leaves with a positive memory of Selfridges thanks to her mobile voucher

CommerceTel

Marketing: VISA Print Ad

- Promotion via major publications including Rolling Stone, Sports Illustrated, and Time
- SMS Text Interaction
- Immersive brand experience
- Consumer demographics collected
- Ad performance data
- Viral effect


GO WORLD
VISA


Text LIUKIN to 71310 or visit visa.com/goworld to get her story
Standard SMS rates apply. Other fees may apply. Available on participating carriers. Get help or stop messages by texting HELP or STOP to 71310

Broadcast: Interactive TV

- On air call-to-action
  - Call 866-40-EUREKA (866-403-8735)
- Sponsored by Degree
- Interactive Menu
  - SMS Opt-in
  - Mobile content downloads; wallpapers, ringtones
  - Voicemail to characters
  - Audio messages
- Demographics collected
- Brand SMS opt-in list built
- Ad performance metrics


MADE IN EUReKA
MADE IN EUReKA
1-866-40-EUREKA
MADEINEUREKA.COM
Degree
Tooth Bomb
Wish your teeth were whiter? Don't have the time or money? Tooth Bomb is
0:34
1:01

CommerceTel

Competitive Advantage

- **Product**
  - Proprietary solution in the market that marries mobile voice, messaging, content delivery, and campaign management via one SaaS solution
  - Comprehensive features allow clients or service team to create and build mobile campaigns without any engineering
- **Technology**
  - Scalable
  - 100% built in-house, no third party licensing
  - Fault tolerant, highly available network architecture operating in Tier 1 telco facility
  - Patents pending
- **Proven Product, Technology, Team**
  - Presidential campaigns
  - Mission critical broadcast projects
  - Pedigree top tier brand client list
- **CommerceTel has become a major market player in a fraction of the time and at a fraction of the investment required of our competitors…**

Technology Overview



Enterprise Messaging
Banks
Govt.
Retail
Media and Entertainment
Travel
Healthcare
Resellers
Applications
CommerceTel
C4
Mobile Marketing/CRM Suite
Aggregation Services
SMS
MMS
Carrier Billing
CommerceTel Telecom Services
IVR
850 Mobile Networks – 4 Billion Mobile subscribers

CommerceTel

C4 Application Integration - API



Phone
Mobile Carrier Networks
PST N Carrier Networks
Internet
Third Party Systems
Mobile Messaging Gateway
C4 IVR Gateway
C4 API
C4 Mobile Interactive Network
Mobile Message Flow
Carrier Integration
Mobile Sub Management
Billing
Reporting
IVR Builder
Mobile Device Discovery
Mobile Content Transcoding
Mobile Content Management

CommerceTel

C4 Mobile Marketing/CRM Platform (SaaS)

C4

CAMPAIGN INFO | IVR | MESSAGING | TARGETS | USERS | REPORTS | LOGOUT

Web Administration

- Define custom user rights for custom end user control
- Manage contact details and subscription lists
- On demand real-time reporting and analytics
- Organize projects and objectives via campaign management features
- Govern end user activity dynamically through event driven features

Campaign Designer

- Manage the IVR call or SMS/MMS message flows through our easy-to-follow menu options or direct calls openly via API integration
- Schedule automated interactions via SMS or IVR
- Develop new and creative interactive flows that combine SMS and IVR

Multiple Touchpoints

- Multiple Local Numbers
- Toll-Free Number
- Or a Branded Vanity Number (800-BrandUs)
- SMS Short Codes
- Dedicated/Vanity SMS Short Codes

Reporting/Analytics

- Instant dashboard views of real-time information
- Atomic level user activity logging
- User filtering/profiling
- On demand data export
- Real-time data integration with third party systems

C4 CRM, Reporting, Analytics

- Contact Management
  - Contact info
  - Carrier, Handset data
  - Full activity logging across all channels (SMS, IVR, MMS, Apps)
- Traffic Profiling
  - Geography
  - Carrier
  - SMS MO/MT
  - IVR Toll Free, DID, outbound
- Temporal Profiling (date/time)
- Third party data integration
  - Export or Real-time









Growth Strategy

C4
Market Leadership

IP Strategy

- Mobile Advertising Technology
- Build Barriers To Entry
- 2 Patents Filed
- 3 Applications being worked
- Proven Quick Path by Officers

Acquisition Strategy

- Hired M&A Team
- Highly Fragmented Market
- Proven Scale and Scope

Organic Growth

- VAR, OEM, Reseller model
- Will Buy Funnels
- Pay Earn Outs for Closes
- Will Consolidate Lead Generation
- Will Disperse Geography for Feet in the Street"

IP Strategy: Team With Track Record

79 Days

- Inside Knowledge of Patent Acceleration Process
- Fastest Telecom Patent Ever Issued By USPTO (79 Days)
- Team: Dennis Becker, Alex Shah, and Specialized Patent Counsel
- Patent Process will now be used on CommerceTel's Patent Portfolio

IP Strategy

Patents Applications Filed

- December 2010 Patent Application Covers:
  - Two factor Authentication using mobile devices
- April 2007, Patent Application Covers:
  - Geo Targeted Local Advertising
  - Uses Phone Codes as the enabler
- June 2006, Patent Application Covers:
  - Now continuation of '07 patent
  - IVR initiated content delivery to mobile phones
  - Includes Sampling before Purchases

Research Work In Progress

- Mobile Data search
- Network Health Monitoring

CommerceTel

Service Model

- **Our technology, <u>YOUR BRAND</u>**
  - Fully white labeled solution
    - Accessible from your domain
    - Your logo
    - Dedicated platform serving your Accounts/Campaigns/Users
- **CommerceTel delivers:**
  - 99.99% uptime SLA
  - 24/7 monitoring and support
    - Ours or your brand
  - Customer billing
    - Billed on behalf of optional
  - Unlimited training
  - Joint sales/marketing support





CommerceTel

Revenue Structure

- **Current: C4 Platform Licensing & Hosting**
  - Annual software licensing fees…
    - $50K-$250K+ per year
  - Transaction fees based on:
    - Per minute usage of IVR
    - Per SMS message
    - Per Premium message

- **Future: Personalization Engine**
  - On Demand
    - Transaction fee per transaction
      - $0.10-$1 per query
  - Recurring
    - Monthly fee per consumer
      - $0.10-$2.00 per profile per month



Professional Services 15%
License 25%
Messaging 30%
Voice 30%

CommerceTel

Sales and Marketing Strategy


CommerceTel
CommerceTel's C4 SaaS Mobile Platform
C4
SMS/MMS/IVR
Mobile Apps
Mobile Web
Analytics
Direct Sales
Indirect Sales
License C4 technology to major brands
CNN
npr
Disney
VARS, Agents and OEM Partners license C4 technology for resale or integration
System Integrators
Agencies
Mobile Consumer

Corporate Summary

CommerceTel's award winning, proprietary, and innovative technology enables brands and enterprises to engage mobile devices with greater flexibility, broader reach, and with less expense than any player in the industry.

- The 2008 Presidential race expended four times the budget on CommerceTel's technology than all other service providers combined.
- Sybase ($5B+ technology company now owned by SAP) awards CommerceTel their prestigious 2009 Innovator of the Year award.
- CommerceTel enters the public markets in November, 2010 trading under the symbol OTCBB: MFON.

Sybase 2009 Innovator of the Year

2008 Mobile Marketer of the Year

2008 Global Award Finalist

CommerceTel

Contact Info

Investor Relations:
John Liviakis
Liviakis Financial
655 Redwood Highway, Suite #395
Mill Valley, CA 94941
Phone: 415.389.4670
Fax: 415.389.4694

Company:
Dennis Becker
Chief Executive Officer
CommerceTel Corporation
8929 Aero Drive, Suite E
San Diego, CA 92123
619.725.0990

CommerceTel

CommerceTel